                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (date of earliest event reported): March 15, 2004
----------------------------------------------------------------


               Long Beach Acceptance Auto Receivables Trust 2002-A
               ---------------------------------------------------

--------------------------------------------------------------------------------
           Delaware                    333-75958                 33-0660404
--------------------------------------------------------------------------------
(State of Other Jurisdiction    (Commission file Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)
--------------------------------------------------------------------------------
    One Mack Centre Drive                                           07652
     Paramus, New Jersey                                         (Zip Code)
    (Address of Principal
      Executive Offices)
--------------------------------------------------------------------------------

Registrant's telephone number, including area code (201) 262-5222

                                    No Change
--------------------------------------------------------------------------------
          (Former name of former address, if changed since last report)


ITEM: 5.   OTHER EVENTS

               Information relating to distributions to Noteholders for the February 2004 Collection Period of the Registrant in respect of the Class A-1 Asset Back Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes and Class B Asset Backed Notes (collectively, the "Notes") issued by the Registrant. The performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Servicer's Certificate for the referenced Collection Period. Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of August 1, 2002 between Long Beach Acceptance Auto Receivables Trust 2002-A, as Issuer, Long Beach Acceptance Receivables Corp., as Transferor, Long Beach Acceptance Corp., as Originator and Servicer and JP Morgan Chase Bank, as Back-up Servicer, Custodian and Trust Collateral Agent

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

               (b) Exhibits


               Exhibit No. 99.1     Servicer's Certificate for the February 2004
                                    Collection Period for the March 15, 2004
                                    Distribution Date.

                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A


By: Long Beach Acceptance Corp., as Servicer

/s/ Michael J. Pankey
----------------------------------
         Michael J. Pankey
         Senior Vice President and
         Chief Financial Officer

Dated:  March 15, 2004